UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to Rule 14a-12

POWERSECURE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POWERSECURE ANNOUNCES MAY 5, 2016 AS DATE FOR SPECIAL MEETING

WAKE FOREST, N.C. – April 7, 2016 – PowerSecure International, Inc. (NYSE: POWR) today announced that PowerSecure will hold a special meeting of stockholders on May 5, 2016, in connection with PowerSecure’s proposed merger with a subsidiary of Southern Company (NYSE: SO). The special meeting will take place at 9:00 AM Eastern Time at the offices of PowerSecure located at 9400 Globe Center Drive, Suite 116, Morrisville, North Carolina 27560.

At the special meeting, PowerSecure stockholders will vote on whether to adopt the Agreement and Plan of Merger, dated as of February 24, 2016, among PowerSecure, Southern Company and a wholly owned subsidiary of Southern Company, and approve, on a non-binding, advisory basis, the compensation payable to PowerSecure’s named executive officers in connection with the merger. Stockholders of PowerSecure as of April 7, 2016, the record date for the special meeting, will receive the proxy statement regarding the merger and be entitled to vote at the special meeting.

About PowerSecure

PowerSecure International, Inc. is a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers. PowerSecure provides products and services in the areas of Interactive Distributed Generation ® (IDG®), solar energy, energy efficiency and utility infrastructure. The company is a pioneer in developing IDG® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly, power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes and 3) provide customers with the most dependable standby power in the industry. Its proprietary distributed generation system designs utilize a range of technologies to deliver power, including renewables. The company’s energy efficiency products and services include energy efficient lighting solutions that utilize LED technologies to improve lighting quality, and the design, installation and maintenance of energy conservation measures which the company offers, primarily as a subcontractor, to large energy service company providers, called ESCOs, for the benefit of commercial, industrial and institutional customers as end users and directly to retailers. PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

Cautionary Statements Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the pending transaction. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “intend,” “estimate,” “plan,” “believe,” “may,” “project,” “potential,” “forecast,” “target,” “guidance,” “outlook,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology.

Although PowerSecure believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approval by PowerSecure stockholders; the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on transaction-related issues; the on-going uncertainty and inconsistency in the economy, financial markets and business markets; the impact of legislative, regulatory and competitive changes; and other risks, uncertainties and other factors identified from time to time in PowerSecure’s reports filed with or furnished to the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K, as well as subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as amendments thereto, copies of which may be obtained by visiting the investor relations page of each company’s website or the SEC’s website at www.sec.gov. There can be no assurance that the transaction will in fact be consummated.

PowerSecure cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to PowerSecure, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to PowerSecure or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this release. PowerSecure undertakes no duty or obligation to update or revise any forward-looking statement for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger between Southern Company and PowerSecure. In connection with the transaction, PowerSecure has filed relevant materials with the SEC, including a proxy statement in definitive form, and may file additional relevant material with the SEC. INVESTORS OF POWERSECURE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POWERSECURE, SOUTHERN COMPANY AND THE MERGER. Investors may obtain a free copy of the definitive proxy statement and other documents filed by PowerSecure with the SEC at the SEC’s website at www.sec.gov, at PowerSecure’s website at www.powersecure.com or by sending a written request to PowerSecure International, Inc., 1609 Heritage Commerce Court, Wake Forest, North Carolina 27587, attention: Investor Relations. Security holders may also read and copy any reports, statements and other information filed by PowerSecure with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Southern Company, PowerSecure and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Southern Company’s directors and executive officers is available in Southern Company’s proxy statement filed with the SEC on April 10, 2015 in connection with its 2015 annual meeting of stockholders, and information regarding PowerSecure’s directors and executive officers is available in PowerSecure’s proxy statement filed with the SEC on April 24, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

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Contact:

John Bluth

PowerSecure International, Inc.

(919) 453-2103